American Beacon Mid-Cap Value Fund

Supplement dated October 15, 2014
to the
Prospectus dated February 28, 2014

The information below supplements the Prospectus dated February 28, 2014 and is in addition to any other supplement(s):

In the American Beacon Mid-Cap Value Fund summary section on page 16, under "Management", sub-section "Portfolio Managers" for Lee Munder Capital Group, LLC (LMCG), is deleted in its entirety and replaced with the following:

Lee Munder Capital Group, LLC
R. Todd Vingers
  Portfolio Manager                                                                                                  Since 2014
Jay C. Willadsen
  Portfolio Manager                                                                                                  Since 2014

In the "Fund Management" section, the "Sub-Advisors" sub-section, the second paragraph under Lee Munder Capital Group, LLC on page 82 is deleted and replaced with the following:

Todd Vingers joined LMCG in June 2002 as the head of the Value team and lead portfolio manager. In October 2014, Mr. Vingers became co-portfolio manager on the Mid Cap Value portfolio. Mr. Vingers is a member of both LMCG's Management Committee and Board of Directors.  Prior to joining the firm, Mr. Vingers served as Vice President and senior portfolio manager for American Century Investments.  Prior to joining American Century, he was a valuation analyst for the Hawthorne Company.  Mr. Vingers is a CFA charterholder and a member of the CFA Institute.  Jay Willadsen joined the LMCG Value team in March 2003 as a research analyst and became the co-portfolio manager on LMCG's Mid Cap Value portfolio in October 2014. Prior to joining LMCG Mr. Willadsen served as a Senior Vice President for Independence Investment, LLC. Previously, he researched equity stocks for the Indiana University Foundation. Mr. Willadsen was also an associate national bank examiner for the Comptroller of Currency.  He is a CFA charterholder, and a member of the CFA Institute.

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